Exhibit 99.9

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on January 21, 2015. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on January 21, 2015. Have your proxy card in hand when you call and then follow the instructions. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Select Income REIT, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Select Income REIT in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by e-mail or over the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. SELECT INCOME REIT TWO NEWTON PLACE 255 WASHINGTON STREET, SUITE 300 NEWTON, MA 02458 M80201-TBD SELECT INCOME REIT Select Income REIT Special Meeting Proxy Card The Board of Trustees Recommends a Vote FOR Proposals 1 and 2. For Against Abstain ! ! ! 1. Approval of the issuance of common shares of beneficial interest of Select Income REIT pursuant to the Agreement and Plan of Merger, dated as of August 30, 2014, as it may be amended from time to time, by and among Select Income REIT, SC Merger Sub LLC and Cole Corporate Income Trust, Inc. ! ! ! 2. Approval of the adjournment of the special meeting of shareholders of Select Income REIT to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve such share issuance. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1 AND 2. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. ! For address changes, please check this box and write them on the back where indicated. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person, indicating title.)

SELECT INCOME REIT SPECIAL MEETING OF SHAREHOLDERS January 22, 2015, 10:00 a.m. Eastern Time Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 This special meeting of shareholders of Select Income REIT will address the following items of business: 1. Approval of the issuance of common shares of beneficial interest of Select Income REIT pursuant to the Agreement and Plan of Merger, dated as of August 30, 2014, as it may be amended from time to time, by and among Select Income REIT, SC Merger Sub LLC and Cole Corporate Income Trust, Inc.; and 2. Approval of the adjournment of the special meeting of shareholders of Select Income REIT to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve such share issuance. The Board of Trustees recommends a vote FOR each of the proposals. M80202-TBD SELECT INCOME REIT Two Newton Place, 255 Washington Street, Suite 300 Newton, MA 02458 Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for this special meeting of shareholders of Select Income REIT (the “Company”) are available at www.proxyvote.com. This proxy is solicited on behalf of the Board of Trustees of Select Income REIT. The undersigned shareholder of the Company hereby appoints Barry M. Portnoy, Jennifer B. Clark and David M. Blackman, or any of them, as proxies and attorneys-in-fact for the undersigned, with full power of substitution in each of them, to attend this special meeting of shareholders of the Company to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on January 22, 2015, at 10:00 a.m. Eastern Time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the notice of this special meeting of shareholders and of the accompanying joint proxy statement/prospectus, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR PROPOSALS 1 AND 2. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for voting instructions. Proxy Address Changes: ________________________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes above, please mark the corresponding box on the reverse side.)